UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
May 16, 2006
MOUNTAIN NATIONAL BANCSHARES, INC.

(Exact Name of Registrant as Specified in Charter)

Tennessee	0-49912	75-3036312

(State or Other Jurisdiction	(Commission	(I.R.S. Employer Identification
of Incorporation)	File Number)	No.)

300 East Main Street, Sevierville, Tennessee	37862

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (865) 428-7990
N/A

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 7.01 Regulation FD
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Ex-3.1 Charter, as amended (Restated for SEC electronic filing purposes only).
Ex-3.2 Bylaws, as amended (Restated for SEC electronic filing purposes only).
Ex-10.1 Stock Option Plan
Ex-10.2 Employment Agreement dated as of May 18, 2006
Ex-10.3 Employment Agreement dated as of May 18, 2006
Ex-10.4 Employment Agreement dated as of May 18, 2006
Ex-99.1 Press Release

Item 1.01. Entry into a Material Definitive Agreement.
     Amendment to Stock Option Plan. At the 2006 Annual Meeting of Shareholders (the “Annual Meeting”) of Mountain National Bancshares, Inc., a Tennessee corporation (the “Company”), on May 16, 2006, the Company’s shareholders approved an amendment to the Company’s Stock Option Plan (the “Plan”) that increased the total number of shares available for issuance under the Plan by 350,000 shares. The description of the amendment is qualified by reference to the Plan, as amended, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.
     Employment Agreements. On May 18, 2006, the Company entered into employment agreements with each of Dwight Grizzell, G. Devon McKinzie and Michael L. Brown (each an “Employment Agreement” and collectively, the “Employment Agreements”), providing for three-year terms. Pursuant to the terms of the Employment Agreements, Mr. Grizzell will receive an initial base salary of $175,000, with Ms. McKinzie and Mr. Brown each receiving initial base salaries of $112,000. Each of Messrs. Grizzell and Brown and Ms. McKinzie will also be eligible to participate in the Company’s employee benefit plans, including, but not limited to, the Plan, any bonus plan and the Company’s health and welfare plans.
     Each Employment Agreement provides that the employee is entitled to a severance payment equal to six or twelve months’ base salary and the continuation of medical and dental benefits for the same six or twelve-month period following certain terminations other than for cause, as defined in the Employment Agreements. The Employment Agreements also provide that the employee is entitled to a payment, in lieu of this severance payment, following his or her termination without cause or voluntary termination for good reason following a change in control, as defined in the Employment Agreement, equal to 2.99 times the employee’s “base amount,” within the meaning of Section 280G(b)(3) of the Internal Revenue Code of 1986 (“Code”), as amended, payable in thirty-six equal monthly installments as well as the continuation of life, medical, dental and disability benefits for the thirty-six month period, or, in the case of these benefits, such shorter period as employee is not competing with the Company.
     Each of the employees has also agreed in the Employment Agreements not to compete with the Company for a period of twelve months following his or her termination other than for cause or for so long as he or she is receiving the life, medical, dental and disability benefits from the Company following a termination subsequent to a change in control.
     Copies of each of the Employment Agreements are filed herewith as Exhibits 10.2, 10.3 and 10.4 and are incorporated herein by reference.
Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     (a) On March 18, 2006, the board of directors of the Company approved amendments to the Company’s bylaws related to the number of shares of common stock authorized for issuance by the Company, the date on which the Company’s annual meeting of shareholders shall be held and the determination of the record date for meetings of the Company’s shareholders. The amendment to the number of authorized shares of common stock was approved in connection with the approval by the board of directors and the Company’s shareholders of a related amendment to the Company’s charter which increased the number of authorized shares of common stock from 2,400,000 to 10,000,000. The amended provisions with respect to the meeting date of shareholders’ meetings provide that the annual shareholders meeting shall be held on such date and at such time as the directors shall determine rather than on a date specified in the Company’s bylaws. The amended bylaws further provide with respect to the record date for shareholders’ meetings that the board of directors shall have discretion when fixing a record date in advance of a meeting of the shareholders provided that the date is not more than 70 days nor less than ten days prior to the meeting. Previously, the bylaws required the use of a date, a specific number of days in advance of a meeting.
Item 7.01 Regulation FD.
     On May 19, 2006, the Company issued the press release furnished herewith as Exhibit 99.1 announcing the declaration of a 5% stock dividend.
Item 8.01 Other Events.
     On May 16, 2006, the Company’s shareholders approved an amendment to the Company’s charter increasing the number of authorized shares of common stock that may be issued by the Company by 7,600,000 shares from 2,400,000 shares to 10,000,000 shares. The shareholders also approved an amendment to the Company’s charter and a related amendment to the Company’s bylaws providing for the classification of the Company’s board of directors into three classes of directors. Copies of the amended charter and bylaws are filed herewith as Exhibit 3.1 and 3.2, respectively.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

Exhibit
No.	Description

3.1	Charter, as amended (Restated for SEC electronic filing purposes only).

3.2	Bylaws, as amended (Restated for SEC electronic filing purposes only).

10.1	Mountain National Bancshares, Inc. Stock Option Plan, as amended (Restated for SEC electronic filing purposes only).

10.2	Employment Agreement dated as of May 18, 2006 by and between Mountain National Bancshares, Inc. and Dwight Grizzell.

10.3	Employment Agreement dated as of May 18, 2006 by and between Mountain National Bancshares, Inc. and Grace McKinzie.

10.4	Employment Agreement dated as of May 18, 2006 by and between Mountain National Bancshares, Inc. and Michael Brown.

99.1	Press release issued by Mountain National Bancshares, Inc. on May 19, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOUNTAIN NATIONAL BANCSHARES, INC.

By:	/s/ Dwight B. Grizzell

Name:	Dwight B. Grizzell
Title:	President and Chief Executive Officer
Date: May 19, 2006

EXHIBIT INDEX

Exhibit
No.	Description

3.1	Charter, as amended (Restated for SEC electronic filing purposes only).

3.2	Bylaws, as amended (Restated for SEC electronic filing purposes only).

10.1	Mountain National Bancshares, Inc. Stock Option Plan, as amended (Restated for SEC electronic filing purposes only).

10.2	Employment Agreement dated as of May 18, 2006 by and between Mountain National Bancshares, Inc. and Dwight Grizzell.

10.3	Employment Agreement dated as of May 18, 2006 by and between Mountain National Bancshares, Inc. and Grace McKinzie.

10.4	Employment Agreement dated as of May 18, 2006 by and between Mountain National Bancshares, Inc. and Michael Brown.

99.1	Press release issued by Mountain National Bancshares, Inc. on May 19, 2006.